                                                                   EXHIBIT 10.07

                                                                  EXECUTION COPY



                   SECURITIES PURCHASE AND HOLDERS AGREEMENT


          SECURITIES PURCHASE AND HOLDERS AGREEMENT, dated as of August 19, 1998 (the "Agreement"), by and among GREAT LAKES DREDGE & DOCK CORPORATION, a
      ---------
Delaware corporation (the "Company"), VECTURA HOLDING COMPANY LLC, a Delaware
                           -------
limited liability company ("Vectura"), the individuals designated on Schedule 1
                            -------
hereto as Purchasing Management Investors (the "Purchasing Management
                                                ---------------------
Investors"), the individuals designated on Schedule 1 hereto as Continuing
---------
Management Investors (the "Continuing Management Investors") and individuals who
                           -------------------------------
join in this Agreement, as hereinafter provided, as Management Investors. The Purchasing Management Investors, Continuing Management Investors and individuals joining this Agreement as Management Investors are sometimes referred to hereinafter individually as a "Management Investor" and collectively as the
                               -------------------
"Management Investors." Vectura and the Management Investors are sometimes
---------------------
referred to hereinafter individually as an "Investor" and collectively as the
                                            --------
"Investors."
----------

                                   Background
                                   ----------

          A. Vectura and the Company are among the parties to an Agreement and Plan of Merger dated as of July 20, 1998 (as thereafter amended and restated, the "Merger Agreement"), pursuant to which, at the Effective Time of the Merger
     ----------------
(each as defined in the Merger Agreement), the Company will be recapitalized and the Continuing Management Investors will retain an equity interest in the Company.

          B. As of the Effective Time of the Merger, the authorized capital stock of the Company will consist of shares of (i) Class A Common Stock, par value $.01 per share ("Class A Common Stock"), (ii) Class B Common Stock, par
                       --------------------
value $.01 per share ("Class B Common Stock" and, collectively with the Class A
                       --------------------
Common Stock, the "Common Stock") and (iii) 12% Series A Cumulative Compounding
                   ------------
Preferred Stock, par value $.01 per share ("Series A Preferred Stock," and,
                                            ------------------------
collectively with the Common Stock, the "Shares").
                                         ------

          C. The Management Investors will be employed by the Company at the Effective Time of the Merger. Pursuant to the Merger Agreement and certain letter agreements between each of the Continuing Management Investors and the Company, each Continuing Management Investor has exercised options to purchase shares of the Company's previously issued common stock, some of which shares will be converted, at the Effective Time of the Merger, into the number of shares of Class A Common Stock and Series A Preferred Stock set forth opposite the name of such Continuing Management Investor on Schedule 1 attached hereto.

          D. Each of the Purchasing Management Investors desires to purchase, and the Company desires to sell to such Purchasing Management Investor, the number of shares of Class A Common Stock and Series A Preferred Stock set forth opposite the name of such Purchasing Management Investor on Schedule 1 hereto.

          E. As used herein, the term "Securities" shall mean the Shares held by
                                       ----------
any party hereto, including all shares of Common Stock (including any Incentive Shares) and all other securities of the Company (or a successor to the Company) received on account of ownership of Shares, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

          F. The Investors and the Company wish to set forth certain agreements regarding their future relationships and their rights and obligations with respect to the Securities.

                                     Terms
                                     -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.1. As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Adjusted Book Value Price" has the meaning set forth in Section
           -------------------------
7.2(a)(ii)(C)(2) of this Agreement.

          "Adjusted Book Value Price Percentage" has the meaning set forth in
           ------------------------------------
Section 7.3(a)(iii) of this Agreement.

          "Adjusted Cost Price" has the meaning set forth in Section
           -------------------
7.2(a)(ii)(B)(1) of this Agreement.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the Rules
           ---------
promulgated under the Exchange Act.

          "Agreement" has the meaning set forth in the Preamble of this
           ---------
Agreement.

          "Approved Sale" has the meaning set forth in Section 5.5(a) of this
           -------------
Agreement.

          "Assurance of Compliance" has the meaning set forth in Section 5.4 of
           -----------------------
this Agreement.

          "Called Shares" has the meaning set forth in Section 7.2(a)(iii) of
           -------------
this Agreement.

          "Cause," when used in connection with the termination of a Management
           -----
Investor's employment with the Company, means the Management Investor's (i) act or acts of dishonesty, moral turpitude or criminality, (ii) continued failure to perform such Management Investor's duties as an employee, as reasonably determined by the Board of Directors of the Company acting in good faith, after reasonable notice of such failure is given to such employee by the Board of Directors of the

Company, for a period of 30 days after such notice and opportunity to cure such failure, or (iii) willful or deliberate violations of such Management Investor's obligations to the Company that result in injury to the Company.

          "Class A Common Stock" has the meaning set forth in Background Section
           --------------------
B of this Agreement.

          "Class B Common Stock" has the meaning set forth in Background Section
           --------------------
B of this Agreement.

          "Closing" has the meaning set forth in Section 2.2 of this Agreement.
           -------

          "Common Stock" has the meaning set forth in Background Section B of
           ------------
this Agreement.

          "Company" means Great Lakes Dredge & Dock Corporation, a Delaware
           -------
corporation, except that when used in Article VII, "Company" means the Company
                                                    -------
and all other entities of which the Company from time to time owns, directly or indirectly, 50% or more of the stock or assets.

          "Continuing Management Investors" has the meaning set forth in the
           -------------------------------
Preamble of this Agreement.

          "Escrow Amount" has the meaning set forth in Section 5.6(d)(i) of this
           -------------
Agreement.

          "Escrow Notice" has the meaning set forth in Section 5.6(d)(ii) of
           -------------
this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Incentive Shares" means the shares of Class A Common Stock owned by
           ----------------
each Management Investor designated as Incentive Shares on Schedule 1, and all other securities of the Company (or a successor to the Company) received on account of ownership of such shares, including any and all incentive securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

          "Investor" and "Investors" have the meanings set forth in the Preamble
           --------       ---------
of this Agreement.

          "Management Investor" and "Management Investors" have the meanings set
           -------------------       --------------------
forth in the Preamble of this Agreement.

          "Merger Agreement" has the meaning set forth in Background Section A
           ----------------
of this Agreement.

          "Observers" has the meaning set forth in Section 5.1 of this
           ---------
Agreement.

          "Option Purchase Price" has the meaning set forth in Section
           ---------------------
7.2(a)(ii)(A) of this Agreement.

          "Permitted Transferee" has the meaning set forth in Section 4.5(b) of
           --------------------
this Agreement.

          "Person" means any individual, corporation, limited liability company,
           ------
partnership, firm, association, joint venture, joint stock company, trust or other entity, or any government or regulatory administrative or political subdivision or agency, department or instrumentality thereof.

          "Preemptive Notice" has the meaning set forth in Section 5.7(c) of
           -----------------
this Agreement.

          "Preemptive Reply" has the meaning set forth in Section 5.7(c) of this
           ----------------
Agreement.

          "Public Offering" means a successfully completed firm-commitment
           ---------------
underwritten public offering (other than a Unit Offering, as hereinafter defined) pursuant to an effective registration statement under the Securities Act in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $[30] million.

          "Purchase Number" has the meaning set forth in Section 7.2(a)(ii) of
           ---------------
this Agreement.

          "Purchase Option" has the meaning set forth in Section 7.2(a) of this
           ---------------
Agreement.

          "Purchasing Management Investors" has the meaning set forth in the
           -------------------------------
Preamble of this Agreement.

          "Registration Rights Agreement" has the meaning set forth in Article
           -----------------------------
VIII of this Agreement.

          "Regulatory Problem" has the meaning set forth in Section 5.3 of this
           ------------------
Agreement.

          "Restricted Investor" has the meaning set forth in Section 4.5 of this
           -------------------
Agreement.

          "Sale Notice" has the meaning set forth in Section 7.3 of this
           -----------
Agreement.

          "Securities" has the meaning set forth in Background Section E of this
           ----------
Agreement.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series A Preferred Stock" has the meaning set forth in Background
           ------------------------
Section B of this Agreement.


          "Shares" has the meaning set forth in Background Section B of this
           ------
Agreement.

          "Significant Transfer" has the meaning set forth in Section 5.6(a) of
           --------------------
this Agreement.

          "Size Status Declaration" has the meaning set forth in Section 5.4 of
           -----------------------
this Agreement.

          "Subsequent Offering" has the meaning set forth in Section
           -------------------
7.2(a)(iii)(A) of this Agreement.

          "Subsidiary" means, as to any Person, any corporation more than 50% of
           ----------
whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person.

          "Tag-Along Acceptance Notice" has the meaning set forth in Section
           ---------------------------
5.6(b) of this Agreement.

          "Tag-Along Right" has the meaning set forth in Section 5.6(a) of this
           ---------------
Agreement.

          "Tag-Along Rightholders" has the meaning set forth in Section 5.6(a)
           ----------------------
of this Agreement.

          "Tag-Along Sale Notice" has the meaning set forth in Section 5.6(b) of
           ---------------------
this Agreement.

          "Tag-Along Seller" has the meaning set forth in Section 5.6(b) of this
           ----------------
Agreement.

          "Termination Date" has the meaning set forth in Section 7.2(a) of this
           ----------------
Agreement.

          "Transfer" has the meaning set forth in Section 4.5(a) of this
           --------
Agreement.

          "Transfer Date" has the meaning set forth in Section 7.4 of this
           -------------
Agreement.

          "Unit Offering" means an underwritten public offering of a combination
           -------------
of debt securities and Common Stock (or warrants or exchange rights to purchase Common Stock) of the Company in which not more than 15% of the gross proceeds received for the sale of such securities is attributed to Common Stock.

          "Vectura" means Vectura Holding Company LLC, a Delaware limited
           -------
liability company.

          "83(b) Election" has the meaning set forth in Section 9.2 of this
           --------------
Agreement.

                                   ARTICLE II

     PURCHASE OF SECURITIES BY PURCHASING MANAGEMENT INVESTORS
     ---------------------------------------------------------

          2.1.      Purchase of Securities; Setoff. At the Closing, the Company
                    ------------------------------
shall issue and sell to each of the Purchasing Management Investors, and each of the Purchasing Management Investors shall purchase from the Company, the number of shares of Class A Common Stock and Series A Preferred Stock set forth opposite such Purchasing Management Investor's name on Schedule 1 at a purchase price of $1 per share of Class A Common Stock and $1,000 per share of Series A Preferred Stock. Each Purchasing Management Investor agrees that the purchase price for the Securities purchased pursuant to this Section 2.1 may be satisfied by the Company setting off such amounts against moneys otherwise due to such Management Investor in connection with the Merger, including but not limited to, the Sales Bonuses (as such term is used in the Merger Agreement) payable to such Purchasing Management Investor as contemplated by the Merger Agreement.

          2.2.  Closing of the Purchase of Securities. The closing of the
                -------------------------------------
purchase and sale of the Shares purchased by the Purchasing Management Investors hereunder (the "Closing") will take place at a location mutually agreed upon by
                -------
the Company and the Purchasing Management Investors and on the same date as the Effective Time of the Merger. At the Closing, the Company shall deliver to each Purchasing Management Investor certificates evidencing the number of shares of Class A Common Stock and the number of shares of Series A Preferred Stock to be purchased by such Purchasing Management Investor, against payment of the purchase price therefor by wire transfer of immediately available funds or by certified check.

                                  ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE COMPANY
          ---------------------------------------------

          3.1. Representations and Warranties of the Company. The Company
               ---------------------------------------------
represents and warrants to each of the Investors as follows:

               (a) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

               (b) The Company has full corporate power and corporate authority to make, execute, deliver and perform this Agreement and to carry out all of the transactions provided for herein.

               (c) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

               (d) The Shares, when issued in accordance with the plan of merger filed with the Secretary of State of Delaware in connection with the Merger, will be validly issued, fully paid and non-assessable.

               (e) As of the Effective Time of the Merger, the authorized capital stock of the Company will consist of (i) 25,000,000 shares of Class A Common Stock, of which 1,636,100 will be issued and outstanding, (ii) 25,000,000 shares of Class B Common Stock, of which of which 3,363,900 will be issued and outstanding and (iii) 250,000 shares of Series A Preferred Stock, of which 45,000 will be issued and outstanding. Except as otherwise set forth herein, as of the Effective Time of the Merger there will be no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company; the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock; and the Shares will constitute all of the outstanding shares of the Company's capital stock.

                                   ARTICLE IV

                        REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF EACH INVESTOR
                           --------------------------

          4.1. Representations, Warranties and Covenants of Each Investor. Each
               ----------------------------------------------------------
of the Investors severally represents and warrants to, and covenants and agrees with, the Company that:

               (a) Such Investor has full legal right, power and authority (including the due authorization by all necessary corporate action in the case of corporate Investors) to enter into this Agreement and to perform such Investor's obligations hereunder without the need for the consent of any other Person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof.

               (b) The Securities are being received by such Investor for investment and not with a view to any distribution thereof that would violate the Securities Act, or the applicable securities laws of any state; and such Investor will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

               (c) Such Investor understands that the Securities have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

               (d) Such Investor is financially able to hold the Securities for long-term investment, believes that the nature and amount of the Securities being purchased are consistent with such Investor's overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Securities.

               (e) Such Investor confirms that (i) such Investor is familiar with the business of the Company, (ii) such Investor has had the opportunity to ask questions of officers and directors of the Company and to obtain (and that such Investor has received to its satisfaction) such information about the business and financial condition of the Company as it or he has reasonably requested, and (iii) such Investor, either alone or with such Investor's representative (as defined in Rule 501(h) promulgated under the Securities Act), if any, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the prospective investment in the Securities.


          4.2. Legends. (a) All Shares. All certificates representing Shares
               -------      ----------
shall bear the following legends in addition to any other legend required under applicable law:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF THE OTHER CLASSES AND SERIES OF SHARES WHICH THE COMPANY IS AUTHORIZED TO ISSUE ARE CONTAINED IN THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, A COPY OF WHICH WILL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

          (b)  Incentive Shares. In addition to the legends required by Section
               ----------------
4.2(a) above, the following legend shall appear on certificates representing Incentive Shares, provided, that the Company's failure to cause certificates representing Incentive Shares to bear such legend shall not affect the Company's Purchase Option described in Section 7.2 herein:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT FOR A PERIOD OF TIME TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO "INCENTIVE SHARES" AS DESCRIBED IN THE SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

        4.3. Management Investor Representations and Warranties. Each Management
             --------------------------------------------------
Investor severally represents and warrants to the Company that:

             (a) such Management Investor has full legal right, power and authority to perform such Management Investor's obligations hereunder without the need for the consent of any other Person; and such obligations constitute the legal, valid and binding obligation of such Management Investor in accordance with the terms hereof;

             (b) such Management Investor's residence, business address, business and residence telephone numbers and social security number are as set forth below such Management Investor's signature to this Agreement; and

             (c) in formulating the decision to (i) exercise such Management Investor's options to purchase shares of the Company's previously issued common stock, some of which shares have been converted, pursuant to the Merger Agreement, into the Shares set forth opposite such Management Investor's name on
Schedule 1 hereto and (ii) enter into this Agreement, such Management Investor has relied solely upon an independent investigation of the Company's business and upon consultations with such Management Investor's legal and financial advisers with respect to this Agreement and the nature of such Management Investor's investment; and that in entering into this Agreement no reliance was placed upon any representations or warranties other than those contained in this Agreement.

       4.4.  Representations and Warranties of Vectura.
             -----------------------------------------

             (a) Vectura represents and warrants to, and covenants and agrees with the Company that, Vectura qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that Vectura is capable of evaluating the merits and risks of its purchase of the Securities; and

             (b) The execution, delivery and performance of this Agreement by Vectura do not contravene or violate any laws, rules or regulations applicable to it.

       4.5.  Restrictions on Transfers of Securities. The following restrictions
             ---------------------------------------
on Transfer shall apply to all Securities owned by any Restricted Investor. As used herein, "Restricted Investor" shall mean any Investor or Permitted Transferee except a Permitted Transferee by virtue of Section 4.5(b)(iii) hereof:

             (a) No Restricted Investor shall Transfer (other than in connection with a redemption or purchase by the Company) any Securities unless (i) such Transfer is to a Permitted Transferee or a Person approved in advance in writing by the holders of at least 25% of the outstanding Common Stock then held by the Investors (including shares held by the transferor) and (ii) such Transfer complies with the provisions, if applicable, of Sections 5.5, 5.6 and 5.7, this
Section 4.5 and, in addition, in the case of Securities held by Management Investors, the applicable provisions of Article VII of this Agreement. No Restricted Investor may effect any Transfer of Shares unless the transferee (other than a Permitted Transferee under Section 4.5(b)(iii)) executes an agreement pursuant to which such transferee agrees to be bound by the terms and provisions of this Agreement applicable to the transferor (except as otherwise specifically provided herein). Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferee shall have no rights or privileges in or with respect to the Company. As used herein, "Transfer" means the making of any sale, exchange, assignment,
                 --------
hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities.

          Prior to any proposed Transfer of any Securities, the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer accompanied by a written opinion of legal counsel, addressed to the Company and the transfer agent, if other than the Company, and reasonably satisfactory in form and substance to each addressee, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act and applicable state securities laws. Each certificate evidencing the Securities transferred shall bear the legends set forth in Section 4.2(a) and, if applicable, the legend set forth in Section 4.2(b), except that such certificate shall not bear the legends set forth in
Section 4.2(a) if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws.

             (b) As used herein, "Permitted Transferee" shall mean:
                                  --------------------
                 (i) in the case of any Investor or Permitted Transferee who is a natural person, such person's spouse or children or grandchildren (in each case, natural or adopted), any trust for the sole benefit of such person and such person's spouse or children or grandchildren (in each case, natural or adopted), any charitable trust the grantor of which is an Investor or Permitted Transferee, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such individual person or such person's spouse or children or grandchildren (in each case, natural or adopted) (or any trust solely for the benefit of such persons);

                 (ii) in the case of any Investor or Permitted Transferee who is, in each case, a natural person, the heirs, executors, administrators or personal representatives upon the death of such person or upon the incompetency or disability of such person for purposes of the protection and management of such person's assets;

                 (iii) in the case of any Investor or Permitted Transferee, any Person if such Person takes such Securities pursuant to a sale in connection with a Public Offering or following a Public Offering in open market transactions or under Rule 144 under the Securities Act;

                 (iv) in the case of Vectura or any Permitted Transferee of Vectura, (A) 399 Venture Partners Inc., Citibank Delaware or any Affiliate of Citicorp, a Delaware corporation; (B) any employee or director of any of the foregoing entities, or any trust, partnership or other entity established solely for the benefit of such officers, employees or directors; or (C) any qualified institutional buyer (as such term is defined in Rule 144A under the Securities
Act) organized under the laws of the United States or any State thereof, provided that such qualified institutional buyer shall only be a Permitted Transferee of up to 3% of the outstanding Common Stock and up to $2.0 million in liquidation value of Class A Preferred Stock).

        4.6. Notation. A notation will be made in the appropriate transfer
             --------
records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.

        4.7. Limitation on Repurchase of Company Stock. Each Investor
             -----------------------------------------
understands that concurrently with the issuance of the Shares, the Company is entering into certain financing agreements which will contain prohibitions, restrictions and limitations on the ability of the Company to purchase any of the Shares and to pay dividends on the Shares.

        4.8.  Reliance. Each Investor acknowledges that the Company and each of
              --------
the other Investors is entering into this Agreement in reliance upon such Investor's representations and warranties and other covenants and agreements contained herein.


                                   ARTICLE V

                      OTHER COVENANTS AND REPRESENTATIONS
                      -----------------------------------

        5.1.  Observers' Rights. So long as Vectura or its Affiliates own at
              -----------------
least 5% of the Common Stock outstanding, if no employee of Vectura or its Affiliates is a member of the Company's Board of Directors, Vectura shall have the right to designate two observers (the "Observers") to attend meetings of the
                                           ---------
Company's Board of Directors and committees thereof. If at least one employee of Vectura or its Affiliates is a member of the Company's Board of Directors, Vectura shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. The Observers shall not have the right to vote on any matter presented to the Board of Directors or any committee thereof. The Company shall give each Observer written notice of each meeting of the Board of Directors and committees thereof at the same time and in the same manner as the members of the Board of Directors or such committee receive notice of such meetings, and the Company shall permit each Observer to attend as an observer all meetings of its Board of Directors and committees thereof. Each Observer shall be entitled to receive all written materials and other information given to the directors in connection with such meetings at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or a committee thereof, the Company shall give written notice thereof to each Observer prior to the effective date of such consent. The Company shall provide to each Observer all written materials and other information given to the directors in connection with such action by written consent at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. The Company shall pay the reasonable out-of-pocket expenses of each Observer incurred in connection with attending such meetings.

        5.2.  Financial Statements and Other Information. So long as Vectura
              ------------------------------------------
owns any of the Securities, the Company shall deliver to Vectura:

              (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments; and

              (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated and consolidating statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor's report thereon of a firm of established national reputation.

        5.3.  Regulatory Compliance Cooperation. So long as Vectura or its
              ---------------------------------
Affiliates beneficially own any of the Securities, before the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, the Company shall give Vectura 30 days prior written notice of such pending action. Upon the written request of Vectura made within 30 days after its receipt of any such notice, stating that after giving effect to such action Vectura would have a Regulatory Problem (as described below), the Company will defer taking such action for such period (not to extend beyond 90 days after Vectura's receipt of the Company's original notice) as Vectura requests to permit it and its Affiliates to reduce the quantity of Securities held by it and its Affiliates in order to avoid the Regulatory Problem. In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which Vectura would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause Vectura to have a Regulatory Problem. For purposes of this paragraph, a Person will be deemed to have a "Regulatory Problem" when such Person and such person's
                  ------------------
Affiliates own, control or have power over (or believes that there is a substantial risk of an assertion that such Person owns, controls or has power over) a greater quantity of securities of any kind issued by the Company than are permitted to be owned by such Person under any requirement of any governmental authority applicable to such Person.

        5.4.  Small Business Administration Forms.
              -----------------------------------

        Prior to and after the Effective Time of the Merger, the Company shall, if requested by Vectura or any Permitted Transferee of Vectura, execute Forms 480 ("Size Status Declaration") and 652-D ("Assurance of Compliance") of the
      -----------------------               -----------------------
Small Business Administration and any other documents that may be required by the Small Business Administration or any other governmental agency having jurisdiction over the activities of Vectura, or which Vectura or such Permitted Transferee may reasonably require in connection therewith.

        5.5.  Sale of the Company.
              -------------------

              (a) So long as the Company has not consummated a Public Offering, if holders of at least 50% of the Common Stock (including voting and non-voting shares voting as a single class) then outstanding vote in favor of (at a duly called and duly held meeting of stockholders of the Company) or consent in writing to the merger or consolidation of the Company or the sale of all or substantially all of its assets or sale of all of the outstanding capital stock or any other similar transaction (provided such holders include Vectura if it owns at least 15% of the outstanding Common Stock) (any of the foregoing, an "Approved Sale"), (i) each Restricted Investor will consent to, vote
 -------------
for, and raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, (ii) if the Approved Sale includes a sale of Securities, each Restricted Investor will agree to sell and will be permitted to sell all of such Restricted Investor's Securities on the terms and conditions approved by the holders of a majority of the Common Stock then outstanding. Each Restricted Investor will take all necessary and desirable actions in connection with the consummation of an Approved Sale.

              (b) The obligations of each of the Investors with respect to an Approved Sale are subject to the satisfaction of the conditions that upon the consummation of the Approved Sale all of the Investors and Permitted Transferees will receive the same form and amount of consideration per share of Common Stock, or if any holder of Common Stock is given an option as to the form and amount of consideration to be received, all Investors and Permitted Transferees will be given the same option.

        5.6.  Tag-Along Rights.
              ----------------

              (a) Except in the case of a Public Offering or a Transfer to a Permitted Transferee, neither Vectura nor any Permitted Transferee that owns more than 40% of the outstanding Common Stock will effect a Transfer of shares of Common Stock in, or otherwise participate in, any transaction or series of related transactions that constitute a "Significant Transfer" unless all other Investors and their Permitted Transferees and assigns (collectively, the "Tag-Along Rightholders") are offered an equal opportunity (the "Tag-Along
 ----------------------                                          ---------
Right") to participate in such transaction or transactions on a pro rata basis
-----
and on identical terms. As used herein, a "Significant Transfer" means a
                                           --------------------
Transfer alone or in the aggregate to any Person or Persons of 50% or more of the total number of shares of Common Stock owned by Vectura or such Permitted Transferee.

              (b) Prior to any sale of Common Stock subject to these provisions, the seller (the "Tag-Along Seller") shall notify the Company in
                             ----------------
writing of the proposed sale. Such notice (the "Tag-Along Sale Notice") shall
                                                ---------------------
set forth (i) the number of shares of Common Stock subject to the proposed sale;
(ii) the name and address of the proposed purchaser; and (iii) the proposed amount of consideration and terms and conditions of payment offered by such proposed purchaser. The Company shall promptly, and in any event within ten days, mail or cause to be mailed the Tag-Along Sale Notice to the Tag-Along Rightholders. Each Tag-Along Rightholder may exercise the Tag-Along Right by delivery of a written notice (the "Tag-Along Acceptance Notice") to the Tag-
                                   ---------------------------
Along Seller within ten days of the date the Company mailed or caused to be mailed the Tag-Along Sale Notice. The Tag-Along Acceptance Notice shall state the number of shares of Common Stock that the Tag-Along Rightholder proposes to include in the proposed sale. If no Tag-Along Acceptance Notice is received during the ten-day period referred to above, Tag-Along Seller shall have the right for a 120-day period to effect the proposed sale of shares of Common Stock on terms and conditions no more favorable to the transferee than those stated in the Tag-Along Sale Notice.


              (c) Each Tag-Along Rightholder other than Vectura acknowledges and agrees that Vectura or a Permitted Transferee of Vectura may grant similar "tag-along" rights to other Persons and, in such event, such other Persons shall be offered an equal opportunity to participate in such transaction or transactions to the same extent as such Tag-Along Rightholders hereunder and shall be included in the calculation of the pro rata basis upon which such Tag-Along Rightholders may participate in such transaction or transactions.

              (d) (i) Notwithstanding the requirements of this Section 5.6, a Tag-Along Seller may sell Common Stock at any time without complying with the requirements of Section 5.6(b) so long as the Tag-Along Seller deposits into escrow with an independent third party at the time of sale that amount of consideration received in the sale equal to the "Escrow Amount." As used herein, the "Escrow Amount" shall equal that amount of consideration as all Tag-Along
     -------------
Rightholders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each Tag-Along Rightholder (A) delivered a Tag-Along Notice to the Tag-Along Seller in the time period set forth in Section 5.6(b) and (B) proposed to include all of his, her or its shares of Common Stock in such sale.


                   (ii) The Tag-Along Seller shall notify the Company in writing of the proposed sale pursuant to this Section 5.6(d) no later than the date of such sale. Such notice (the "Escrow Notice") shall set forth the information
                             -------------
required in the Tag-Along Sale Notice, and in addition, such notice shall state the name of the escrow agent and, if the consideration (in whole or in part) for the sale was cash, then the account number of the escrow account. The Company shall promptly, and in any event within ten days, mail or cause to be mailed the Escrow Notice to each Tag-Along Rightholder. Such Tag-Along Rightholder may exercise the tag-along right by delivery to the Tag-Along Seller, within ten days of the date the Company mailed or caused to be mailed the Escrow Notice, of
(A) a written notice specifying the number of shares of Common Stock it proposes to sell; and (B) the certificates for such Common Stock, with stock powers duly endorsed in blank and with signatures guaranteed.

                   (iii) Promptly after the expiration of the tenth day after the Company has mailed or caused to be mailed the Escrow Notice, (A) the Tag-Along Seller shall purchase that number of shares of Common Stock as the Tag-Along Seller would have been required to include in the sale had the Tag-Along Seller complied with the provisions of Section 5.6(b), (B) all shares of Common Stock not required to be purchased by the Tag-Along Seller shall be returned to the Tag-Along Rightholders thereof and (C) all funds and other consideration held in escrow shall be released to the Tag-Along Seller. If the Tag-Along Seller received consideration other than cash in his, her or its sale, the Tag-Along Seller shall purchase the shares of Common Stock tendered by paying to the Tag-Along Rightholders non-cash consideration and cash in the same proportion as received by the Tag-Along Seller in the sale.

              (e) The Tag-Along Rights provided pursuant to this Section 5.6 shall terminate upon the earlier of (i) a Public Offering or sale of the Company; and (ii) the day after the date on which Vectura and its permitted Transferees that are not natural persons own less than 40% of the Common Stock. In addition, the rights of the Management Investors under this Section 5.6 shall terminate on the date on which the Management Investors and their Permitted Transferees own less than 50% of the shares of Common Stock purchased or retained by the Management Investors hereunder.

        5.7.  Preemptive Rights
              -----------------

              (a) If the Company proposes to issue and sell any of its shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock or any securities convertible or exchangeable into shares of Common Stock to Vectura, 399 Venture Partners Inc. or any of their respective Affiliates, the Company will first offer to each of the other Investors a portion of the number or amount of such securities proposed to be sold in any such transaction or series of related transactions equal to the product of (i) the percentage each such Investor and such Investor's Permitted Transferees holds of all shares of Common Stock then held by the Investors and (ii) the number of shares represented by the securities proposed to be issued and sold by the Company in any such transaction or series of related transactions, all for the same price and upon the same terms and conditions as the securities that are being offered to Vectura, Citicorp Venture Capital Ltd. and their respective Affiliates in such transaction or series of transactions.

              (b)  Notwithstanding the foregoing, the provisions of this Section
5.7 shall not be applicable to the issuance of shares of Common Stock (i) upon the conversion of shares of one class of Common Stock into shares of another class; (ii) as a dividend on all the outstanding shares of Common Stock; (iii) in any transaction in respect of a Security that is available to all holders of such Security on a pro rata basis, provided, that for purposes of this clause
(iii) all classes of Common Stock shall be treated as a single security; (iv) in connection with grants of stock or options to employees or directors of the Company; or (v) in an offering or sale of securities pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act.

              (c) The Company will deliver or cause to be delivered to the Investors a written notice setting forth the terms and conditions (including the consideration per share) upon which the Investors may purchase such shares or other securities (the "Preemptive Notice"). After receiving a Preemptive Notice,
                       -----------------
an Investor must deliver or cause to be delivered to the Company a written notice (the "Preemptive Reply") within 45 days of the date of such Preemptive
             ----------------
Notice that such Investor agrees to purchase the shares or other securities offered pursuant to this Section 5.7 on the date of sale to Vectura, 399 Venture Partners Inc. and their respective Affiliates. If any Investor fails to make a Preemptive Reply in accordance with this Section 5.7, shares or other securities offered to such Investor in accordance with this Section 5.7 may thereafter, for a period not exceeding six months following the expiration of such 45-day period, be issued, sold or subjected to rights or options to Vectura, Citicorp Venture Capital Ltd. and their respective Affiliates at a price not less than that at which they were offered to the Investors and on such other terms and conditions no more favorable than those offered to the Investors. Any such shares or other securities not so issued, sold or subjected to rights or options to Vectura, Citicorp Venture Capital Ltd. and their respective Affiliates during such six-month period will thereafter again be subject to the preemptive rights provided for in this Section 5.7.

        5.8.  Covenant Not To Compete.
              -----------------------

              (a) In consideration of the opportunity to participate in the equity offering of the Company, each Management Investor covenants and agrees that, for one (1) year after termination of such Management Investor's employment with the Company or any of its Subsidiaries, neither Management Investor nor any of his or her Affiliates shall engage, directly or indirectly, in lines of business similar to the business of the Company or any of its Subsidiaries anywhere in the world. Each Management Investor and the Company agrees that the foregoing covenant is intended to prohibit each Management Investor from engaging in such activities, as the case may be, as owner, creditor (except as a trade creditor in the ordinary course of business), partner, stockholder, lender, officer, director, manager, employee, contractor or agent for any person, firm or corporation (except (i) with respect to the Company or (ii) as a holder of equity or debt securities in a corporation which has a class of securities that is publicly traded on a stock exchange or the recognized over-the-counter market, and then only to the extent of owning not more than two percent (2%) of the issued and outstanding debt or equity securities of such corporation).

              (b) Each Management Investor acknowledges and agrees that the remedy at law for any breach, or threatened breach, of any of the provisions of this Section 5.8 will be inadequate and, accordingly, each Management Investor covenants and agrees that the Company shall, in addition to any other rights and remedies which the Company may have, be entitled to equitable relief, including injunctive relief, and to the remedy of specific performance with respect to any breach or threatened breach of such covenant, as may be available from any court of competent jurisdiction. Such right to obtain equitable relief may be exercised, at the option of the Company, concurrently with, prior to, after, or in lieu of, the exercise of any other rights or remedies which the Company may have as a result of any such breach or threatened breach.

              (c) In the event that the provisions of this Section 5.8 shall be determined by a court of competent jurisdiction to be unenforceable under applicable law as to that jurisdiction (the parties agreeing that such decision shall not be binding, res judicata or collateral estoppel in any other jurisdiction) for any reason whatsoever, then any such provision or provisions shall not be deemed void, but the parties hereto agree that said limits may be modified by the court and that said covenant contained in this Section 5.8 shall be amended in accordance with said modifications, it being specifically agreed by each Management Investor and the Company that it is their continuing desire that this covenant be enforced to the full extent of its terms and conditions or if a court finds the scope of the covenant unenforceable, the court should redefine the covenant so as to comply with applicable law.

                                  ARTICLE VI


                               CORPORATE ACTIONS
                               -----------------

        6.1.  Certificate of Incorporation and Bylaws. Each Investor has
              ---------------------------------------
reviewed the Restated Certificate of Incorporation of the Company and the Restated Bylaws of the Company in the forms attached hereto as Exhibits A and B, respectively, and hereby approves and ratifies the same.

        6.2.  Directors and Voting Agreements. Each Investor shall take, at any
              -------------------------------
time and from time to time, all action necessary (including, without limitation, voting the Class A Common Stock owned by him, her or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of up to five persons, determined as follows: (i) the chief executive officer of the Company; (ii) one individual designated by Vectura; (iii) up to two independent directors, who shall be designated by Vectura (to the extent permitted by applicable law as determined by Vectura in its sole discretion), subject to the right of the holders of a majority of the outstanding shares of Class A Common Stock (including any shares of Class A Common Stock held by Vectura) to veto the election of any such independent director, provided that in the event that Vectura concludes that it is unable to designate, or elects not to designate for any reason, one or more of such independent directors or the election of any such independent director is not approved by the holders of a majority of the outstanding shares of Class A Common Stock, such directorship(s) shall not be filled by the remaining members of the Company's Board of Directors but shall remain vacant until the election of a director designated by Vectura to fill such vacancy in accordance with this Section 6.2; and (iv) at all times, but only at such times, when the Board of Directors of the Company includes two independent directors determined in accordance with clause (iii) of this Section 6.2, one additional individual designated by Vectura, and provided that, notwithstanding clauses (i) through (iv) of this Section 6.2, if Vectura at any time owns of record in excess of 50% of the Class A Common Stock then outstanding, then the Board of Directors of the Company shall consist of the chief executive officer of the Company and up to four individuals designated by Vectura in its sole discretion. The initial directors named pursuant to this
Section 6.2 shall be Douglas B. Mackie; Michael A. Delaney and David Wagstaff
III.

        6.3.  Right to Remove Vectura Directors. Vectura may request that any
              ---------------------------------
director designated by Vectura pursuant to clause (ii) or (iv) of Section 6.2 be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor shall promptly consent in writing or vote or cause to be voted all shares of Common Stock entitled to vote thereon now or hereafter owned or controlled by it for the removal of such Vectura Director as a director. In the event any person ceases to be a director, such person shall also cease to be a member of any committee of the Board of Directors of the Company.

        6.4.  Right to Fill Certain Vacancies in Company's Board. In the event
              --------------------------------------------------
that a vacancy is created on the Company's Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a Vectura Director, or if otherwise there shall exist or occur any vacancy on the Company's Board of Directors in a directorship subject to designation by Vectura, such vacancy shall not be filled by the remaining members of the Company's

Board of Directors but each Investor hereby agrees promptly to consent in writing or vote or cause to be voted all shares of Common Stock entitled to vote thereon now or hereafter owned or controlled by it to elect that individual designated to fill such vacancy and serve as a director, as shall be designated by Vectura, which individual shall thereafter be a Vectura Director.

        6.5.  Directors of Company Subsidiaries. The Company shall take, and
              ---------------------------------
each of the Investors agrees that he or it shall cause the Company to take, at any time and from time to time, all action necessary (including voting all shares of common stock of any Subsidiary of the Company, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Boards of Directors of all Subsidiaries of the Company (except NATCO Limited Partnership and North American Trailing Company) are identical to the Board of Directors of the Company.

        6.6.  Termination of Voting Agreements. The voting agreements in
              --------------------------------
Sections 6.2, 6.3, 6.4 and 6.5 shall terminate on the earlier of (i) the date the Company consummates a Public Offering (if requested by the underwriter with respect to such offering) and (ii) the date when Vectura and its Permitted Transferees and their respective Affiliates no longer own at least 15% of the issued and outstanding Common Stock.

                                  ARTICLE VII


                    ADDITIONAL RESTRICTIONS ON TRANSFERS OF
                    SECURITIES HELD BY MANAGEMENT INVESTORS
                    ---------------------------------------

        7.1.  Restrictions on Transfer. In addition to any restrictions on
              ------------------------
Transfer imposed by Section 4.5, no Management Investor shall effect a Transfer of any Securities (other than a Transfer to a Permitted Transferee pursuant to Sections 4.5(b)(i) or 4.5(b)(ii)) without the consent of the Company, as evidenced by a resolution duly adopted by at least a majority of the Board of Directors. In the event of such a Transfer to a Permitted Transferee, for purposes of determining the applicability of the Purchase Option of the Company described in Section 7.2 herein and, if applicable, the amount of the Option Purchase Price for Incentive Shares purchased under such Purchase Option, reference shall be made to the Termination Date of the Management Investor who first owned the Incentive Shares transferred in such Transfer. In exercising the consent and approval described in the first sentence of this Section 7.1, the Company may employ its sole discretion in evaluating the nature of the proposed transferee and the Company may impose such conditions on Transfer as it deems appropriate in its sole discretion, including, but not limited to, requirements that the transferee be an employee of the Company and that the transferee purchase the Management Investor's Securities as a "Management Investor" subject to the restrictions of this Article VII. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Company.

        7.2.  Purchase Option.
              ----------------

              (a)  General Terms. In the event that on or prior to the fifth
                   -------------
anniversary of the Effective Time of the Merger, any Management Investor shall cease to be employed by the

Company for any reason (including, but not limited to, death, temporary or permanent disability, retirement at age 65 or more under the Company's normal retirement policies, resignation or termination by the Company with or without Cause), such Management Investor (or such Management Investor's heirs, executors, administrators, transferees, successors or assigns) shall give prompt notice to the Company of such termination (except in the case of termination by the Company with or without Cause), and the Company, or one or more designee(s) selected by a majority of the members of the Board of Directors, shall have the right and option at any time within 90 days after the later of the effective date of such termination of employment (the "Termination Date") or the date of
                                             ----------------
the Company's receipt of the aforesaid notice, to purchase from such Management Investor, or such Management Investor's heirs, executors, administrators, transferees, successors or assigns, as the case may be, any or all of the Incentive Shares then owned by such Management Investor and such Management Investor's Permitted Transferees at a purchase price equal to the Option Purchase Price. The Company or its designee(s) shall give notice to the terminated Management Investor (or such Management Investor's heirs, executors, administrators, transferees, successors or assigns) of its intention to purchase Incentive Shares at any time not later than 90 days after the Termination Date. (The right of the Company and its designee(s) set forth in this Section 7.2 to purchase a terminated Management Investor's Incentive Shares is hereinafter referred to as the "Purchase Option"). As a condition to purchasing a Management
                    ---------------
Investor's Incentive Shares pursuant to this Section 7.2, any designee(s) selected by the Board of Directors must agree in writing to assume the Company's obligations under Section 7.2(a)(iii). A designee's agreement to assume such obligations will relieve the Company of its obligations under Section 7.2(a)(iii) with regard to the particular terminated Management Investor and such Management Investor shall thereafter have no recourse against the Company under Section 7.2(a)(iii).

                   (i)  Exercise of Purchase Option. The Purchase Option shall
                        ---------------------------
be exercised by written notice to the terminated Management Investor (or such Management Investor's heirs, executors, administrators, transferees, successors or assigns) signed by an officer of the Company on behalf of the Company or by its designee(s), as the case may be. Such notice shall set forth the number of Incentive Shares desired to be purchased and shall set forth a time and place of closing which shall be no earlier than ten days and no later than 60 days after the date such notice is sent. At such closing, the seller shall deliver the certificates evidencing the number of Incentive Shares to be purchased by the Company and/or its designee(s), accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or its designee(s) good title to such of the Incentive Shares to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its designee(s) shall deliver to the seller the full amount of the Option Purchase Price for such Incentive Shares in cash or by certified or bank cashier's check.

                   (ii) Option Purchase Price. (A) If the Management Investor
                        ---------------------
shall be terminated by the Company without Cause or shall cease to be employed by the Company by reason of death, normal retirement at age 65 or more under the Company's normal retirement policies, or temporary or permanent disability, the "Option Purchase Price" for the Incentive
 ---------------------

Shares to be purchased from such Management Investor or such Management Investor's Permitted Transferees pursuant to the Purchase Option (such number of Incentive Shares being the "Purchase Number") shall equal the price calculated
                            ---------------
as set forth in the table below opposite the applicable Termination Date of such Management Investor:

If the Termination Date Occurs:                                 Option Purchase Price
-------------------------------                                 ---------------------
On or prior to the first anniversary of the Effective           Adjusted Cost Price multiplied by the
Time of the Merger                                              Purchase Number

After the first anniversary of the Effective Time of            Adjusted Cost Price multiplied by 80% of the
the Merger, and on or prior to the second                       Purchase Number, plus Adjusted Book
anniversary of the Effective Time of the Merger                 Value Price multiplied by 20% of the
                                                                Purchase Number

After the second anniversary of the Effective Time              Adjusted Cost Price multiplied by 60% of the
of the Merger, and on or prior to the third                     Purchase Number, plus Adjusted Book
anniversary of the Effective Time of the Merger                 Value Price multiplied by 40% of the
                                                                Purchase Number

After the third anniversary of the Effective Time of            Adjusted Cost Price multiplied by 40% of the
the Merger, and on or prior to the fourth                       Purchase Number, plus Adjusted Book
anniversary of the Effective Time of the Merger                 Value Price multiplied by 60% of the
                                                                Purchase Number

After the fourth anniversary of the Effective Time              Adjusted Cost Price multiplied by 20% of the
of the Merger, and on or prior to the fifth                     Purchase Number, plus Adjusted Book
anniversary of the Effective Time of the Merger                 Value Price multiplied by 80% of the
                                                                Purchase Number


                   (B) If the Management Investor shall cease to be employed by the Company for any reason other than those set forth in clause (A) of this
Section 7.2(a)(ii) (including, but not limited to, as the result of voluntary resignation or termination for Cause), the Option Purchase Price for all Incentive Shares to be purchased from the Management Investor (and such Management Investor's Permitted Transferees) pursuant to the Purchase Option shall equal the Adjusted Cost Price multiplied by the Purchase Number.

                   (C)  As used herein:

                        (1)  "Adjusted Cost Price" for each Incentive Share
                              -------------------
means One Dollar ($1.00), which represents the Management Investor's original cost per share; and

                        (2)  "Adjusted Book Value Price" for each Incentive
                              -------------------------
Share means the greater of (i) the Adjusted Cost Price or (ii) the consolidated net worth of the

Company per share of Common Stock (adjusted to reflect the pro forma exercise in full of any dilutive securities, regardless of whether such securities are exercisable at the time or would otherwise satisfy any requirements under generally accepted accounting principles as they relate to the determination of "dilutive securities") as reflected in the Company's consolidated financial statements as of the end of the fiscal quarter immediately preceding the Termination Date; provided, however, that in reflecting the pro forma exercise of dilutive securities no amount shall be added to the consolidated net worth of the Company on account of the assumed exercise of dilutive securities that is in excess, on a per share basis, of the consolidated net worth per share of the Company calculated without regard to the exercise of any dilutive securities; and provided, further, that if any of the Common Stock is traded on a national securities exchange or reported on the National Association of Securities Dealers, Inc. Automated Quotation System, then the "Adjusted Book Value Price" shall equal for each Incentive Share the closing price per share of Common Stock on such exchange or as so reported on the Management Investor's Termination Date.

                   (iii)  Adjustments to Option Purchase Price. If the Company
                          ------------------------------------
or its designee exercises the Purchase Option with respect to any or all of the Incentive Shares of any Management Investor whose employment with the Company was terminated by the Company without Cause (the "Called Shares"), and if within
                                                  -------------
six months after the closing pursuant to such exercise of the Purchase Option by the Company or its designee:

                   (A) the Company is merged into, consolidated with or otherwise combined with or acquired by another Person, or there is a liquidation of the Company, or there is a Public Offering (a "Subsequent Offering") of the
                                                  -------------------
Company's Common Stock pursuant to an effective registration statement under the Securities Act in which other Management Investors participate as selling stockholders (other than (1) a registration statement on Form S-8 or any successor forms or any other registration statement relating to a special offering to the Company's employees or (2) a registration statement relating to a Unit Offering); and

                   (B) the per share consideration received by the stockholders of the Company in such transaction, or the per share net proceeds received for the Company's Common Stock in the Subsequent Offering, as the case may be (in each case after being adjusted downward to reflect what the per share consideration or per share net offering proceeds, as the case may be, would have been had the Common Stock of such terminated Management Investor purchased by the Company or its designee pursuant to the Purchase Option been outstanding on the date of the closing of such transaction or Subsequent Offering), exceeds the Adjusted Book Value Price used in calculating the Option Purchase Price pursuant to the exercise of the Purchase Option, then such Management Investor shall be entitled to receive from the Company or its designee an amount per Called Share equal to such excess multiplied by the applicable Adjusted Book Value Price Percentage within 30 days after the closing of any such transaction or Subsequent Offering. "Adjusted Book Value Price
                                                 -------------------------
Percentage" means 20% multiplied by the number of full years elapsed between the
----------
Effective Time of the Merger and the Termination Date for such Management Investor.

        7.3.  Company's Right of First Refusal. If a Management Investor or his
              --------------------------------
or her

Permitted Transferees proposes to sell any or all of such Management Investor's or Permitted Transferee's Securities to a third party in a bona fide transaction, and provided such transaction is permitted under any applicable restrictions set forth in Sections 4.5 and 7.1 herein, the Management Investor, or his Permitted Transferees, may not Transfer such Securities without first offering to sell such Securities to the Company pursuant to this Section 7.3.

          The Management Investor, or his Permitted Transferees, shall deliver a written notice (a "Sale Notice") to the Company describing in reasonable detail
                   -----------
the Securities being offered, the name of the offeree, the purchase price requested and all other material terms of the proposed Transfer. Upon receipt of the Sale Notice, the Company, or a designee selected by a majority of the directors appointed by Vectura pursuant to Section 6.2, shall have the right and option to purchase all or any portion of the Securities being offered at the price and on the terms of the proposed Transfer set forth in the Sale Notice. Within 30 days after receipt of the Sale Notice, the Company shall notify such Management Investor, or his Permitted Transferees, whether or not it wishes to purchase any or all of the offered Securities.

          If the Company elects to purchase any of the offered Securities, the closing of the purchase and sale of such Securities shall be held at the place and on the date established by the Company in its notice to the Management Investor, or his Permitted Transferees, in response to the Sale Notice, which in no event shall be less than ten or more than 60 days from the date of such notice. In the event that the Company does not elect to purchase all the offered Securities, the Management Investor, or his Permitted Transferees, may, subject to the other provisions of this Agreement, Transfer the remaining offered Securities to the offeree specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company could have elected to purchase the offered Securities. Any such Securities not transferred within such 180-day period will be subject to the provisions of this Section 7.3 upon subsequent Transfer.

          7.4.  Involuntary Transfers. In the event that Securities owned by any
                ---------------------
Management Investor, or his Permitted Transferees, shall be subject to sale or other Transfer (the date of such sale or Transfer shall hereinafter be referred to as the "Transfer Date") by reason of (i) bankruptcy or insolvency
           -------------
proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor, or his Permitted Transferees, shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Securities are proposed to be transferred, and the number of shares of Common Stock to be transferred. After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all, but, not less than all of such Securities which right shall be exercised by written notice given by the Company to such proposed transferor within 60 days following the Company's receipt of such notice or, failing such receipt, the Company's obtaining actual knowledge of such proposed Transfer. Any purchase pursuant to this Section 7.4 shall be at the price and on the terms applicable to such proposed transfer. If the nature of the event giving rise to such involuntary

Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Securities, the price to be paid by the Company shall be the Option Purchase Price that would have been applicable hereunder had the Management Investor incurred a Termination Date as of the date of such proposed Transfer of the Securities and such Securities had been Incentive Shares. The closing of the purchase and sale of Securities shall be held at the place and the date to be established by the Company, which in no event shall be less than ten or more than 60 days from the date on which the Company gives notice of its election to purchase the Securities. At such closing, the Management Investor, or his Permitted Transferees, shall deliver the certificates evidencing the number of shares of Common Stock to be purchased by the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company good title to such of the securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company shall deliver to the Management Investor, or his Permitted Transferees, the full amount of the purchase price for such Securities in cash by certified or bank cashier's check.

        7.5.  Lapse. The provisions of Sections 7.1 and 7.3, insofar as they
              -----
relate to Securities other than Incentive Shares, and Section 7.4, shall terminate (i) immediately after consummation of an Approved Sale or (ii) upon the consummation of a Public Offering.

                                 ARTICLE VIII


                              REGISTRATION RIGHTS
                              -------------------

        The Investors shall have registration rights with respect to the Shares as set forth in the Registration Rights Agreement among the parties hereto and dated as of the date hereof, the form of which is attached hereto as Exhibit C (the "Registration Rights Agreement"). Each of the Investors agree not to effect
      -----------------------------
any public sale or distribution of any securities of the Company during the periods specified in the Registration Rights Agreement, except as permitted by the Registration Rights Agreement, and each such Investor agrees to be bound by the rights of priority to participate in offerings as set forth therein.


                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

        9.1.  Purchaser Representative. If the Company or any Investor enters
              ------------------------
into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Management Investor will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company. If any Management Investor appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Management Investor declines to appoint the purchaser representative designated by the Company such Management Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Management Investor will be responsible for the fees of the purchaser representative so appointed.

        9.2.  Section 83(b) Elections. Each Management Investor shall make the
              -----------------------
election (the "83(b) Election") to include in such Management Investor's income,
               --------------
in the year such Management Investor receives the Incentive Shares, the excess, if any, of the fair market value of the Incentive Shares on the date such shares are acquired (determined without regard to restrictions which lapse) over One Dollar ($1.00), the price deemed paid per Incentive Share, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, in the manner and within the time period specified by the regulations promulgated thereunder. EACH MANAGEMENT INVESTOR ACKNOWLEDGES THAT (1) HE ALONE IS RESPONSIBLE FOR FILING WITH THE INTERNAL REVENUE SERVICE, BY THE APPLICABLE DEADLINE, ALL APPLICABLE FORMS REQUIRED TO EFFECT THE 83(B) ELECTION, (2) NO EXTENSION OF THE 83(B) ELECTION DEADLINE WILL BE AVAILABLE UNDER LAW AND (3) ADVERSE TAX CONSEQUENCES MAY RESULT TO SUCH MANAGEMENT INVESTOR IF THE 83(B) ELECTION IS NOT TIMELY MADE.

        9.3.  Amendment and Modification. This Agreement may be amended or
              --------------------------
modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by (i) the Company,
(ii) Vectura (so long as Vectura and its Permitted Transferees own in the aggregate at least 15% of the outstanding Common Stock on a fully diluted basis) and (iii) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by Vectura and its Affiliates) held by the Investors; provided, however that without the approval of the holders of a majority of the outstanding Common Stock then held by Management Investors, (A) the provisions of this Agreement cannot be amended to treat Management Investors differently than the other Investors and (B) the provisions of Sections 5.6, 5.7, 6.2, 9.3 and Article VII of this Agreement may not be amended or modified to the detriment of Management Investors. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

        9.4.  Survival of Representations and Warranties. All representations,
              ------------------------------------------
warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement, the Effective Time of the Merger, and the consummation of the transactions contemplated hereby and by the Merger Agreement, regardless of any investigation made by an Investor or on its behalf.

        9.5.  Successors and Assigns; Entire Agreement. This Agreement and all
              ----------------------------------------
of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement, together with the Registration Rights Agreement, sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

        9.6.  Separability. In the event that any provision of this Agreement or
              ------------
the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

        9.7.  Notices. All notices provided for or permitted hereunder shall be
              -------
made in writing by hand delivery, registered or certified first-class mail, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

               If to the Company to:

                    Great Lakes Dredge & Dock Corporation
                    2122 York Road
                    Oak Brook, Illinois 60523
                    Telecopy number: (630) 574-2981
                    Attention: Bruce J. Biemeck

                    with required copies to:

                    399 Venture Partners, Inc.
                    399 Park Avenue
                    Sixth Floor
                    New York, New York 10043
                    Telecopy number: (212) 888-2940
                    Attention: Michael A. Delaney

                    and

                    Dechert Price & Rhoads
                    4000 Bell Atlantic Tower
                    1717 Arch Street
                    Philadelphia, Pennsylvania 19103
                    Telecopy number: (215) 994-2222
                    Attention: G. Daniel O'Donnell

               If to Vectura to:

                    Vectura Holding Company LLC
                    1515 Poydras Street, Suite 1500
                    New Orleans, Louisiana 70112
                    Telecopy number: (504) 529-8468
                    Attention: David Wasgstaff III

                    with a required copy to:

                    Dechert Price & Rhoads
                    4000 Bell Atlantic Tower
                    1717 Arch Street
                    Philadelphia, Pennsylvania 19103
                    Telecopy number: (215) 994-2222
                    Attention: G. Daniel O'Donnell

          If to the Management Investors or any of them, to their addresses as listed in the books of the Company.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          9.8.  Governing Law. The validity, performance, construction and
                -------------
effect of this Agreement shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

          9.9.  Waiver of Jury Trial. Each of the parties to this Agreement
                --------------------
waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or
(ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. Each of the parties to this Agreement agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of the right to trial by jury.

          9.10.  ACKNOWLEDGMENT OF MANAGEMENT INVESTORS. EACH MANAGEMENT
                 --------------------------------------
INVESTOR ACKNOWLEDGES THAT HE IS A SOPHISTICATED BUSINESSPERSON WHO WAS ADEQUATELY REPRESENTED BY COUNSEL DURING NEGOTIATIONS REGARDING THE PROVISIONS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS RESTRICTING THE TRANSFER OF SECURITIES BY MANAGEMENT INVESTORS SET FORTH IN SECTION 4.5 AND
ARTICLE VII, AND SPECIFICALLY SECTION 7.2, WHICH SETS FORTH THE COMPANY'S PURCHASE OPTION WITH RESPECT TO INCENTIVE SHARES. EACH MANAGEMENT INVESTOR ACKNOWLEDGES THAT ANY PROPERTY RIGHT THAT HE HAS IN INCENTIVE SHARES IS SUBJECT IN ALL RESPECTS TO THE COMPANY'S PRIOR RIGHT TO REPURCHASE SUCH INCENTIVE SHARES AS PROVIDED IN ARTICLE VII. EACH MANAGEMENT INVESTOR FURTHER ACKNOWLEDGES THAT IF THE COMPANY EXERCISES ITS PURCHASE OPTION SUCH MANAGEMENT INVESTOR'S INCENTIVE SHARES COULD BE PURCHASED BY THE COMPANY AT A PRICE THAT IS LESS THAN THE FAIR MARKET VALUE OF SUCH SECURITIES AT THE TIME OF SUCH EXERCISE.

        9.11.  Tax Payment Obligation. The Company acknowledges and affirms in
               ----------------------
this Agreement its obligation, pursuant to an Option Exercise and Stock Sale Agreement among the Company, Vectura and the Management Investors, and pursuant to this Section 9.11 of this Agreement, to make payments to or on behalf of certain Management Investors in amounts sufficient to cover certain taxes of the Management Investors as a result of certain income received upon the exercise of options to purchase the Company's previously issued common stock.

        9.12.  No Effect on Employment. Nothing herein contained shall confer on
               -----------------------
any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

        9.13.  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

        9.14.  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

        9.15.  Further Assurances. Each party shall cooperate and take such
               ------------------
action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        9.16.  Termination. Unless sooner terminated in accordance with its
               -----------
terms, this Agreement shall terminate on the tenth anniversary of the Effective Time of the Merger.

        9.17.  Remedies. In the event of a breach or a threatened breach by any
               --------
party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

        9.18.  Party No Longer Owning Securities. If a party hereto ceases to
               ---------------------------------
own any Securities, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement.

        Pronouns. Whenever the context may require, any pronouns used herein
        --------
shall be deemed also to include the corresponding neuter, masculine or feminine forms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                         GREAT LAKES DREDGE & DOCK CORPORATION


                         By:   /s/ Bruce J. Biemeck
                            -----------------------------------------
                            Name:  Bruce J. Biemeck
                            Title: Sr. Vice President


                         VECTURA HOLDING COMPANY LLC

                         By:   /s/ Michael A. Delaney
                            -----------------------------------------
                            Name:  Michael A. Delaney
                            Title: Vice President & Assistant Secretary


                         MANAGEMENT INVESTOR


                         -----------------------------------------
                         Name:
                         Title:

                         Social Security Number:

                         Residence Address:



                         Residence Telephone:

                         Business Address:



                         Business Telephone:

                                  SCHEDULE 1

                            CONTINUING MANAGEMENT INVESTOR
-------------------------------------------------------------------------------------------------
                               Number of Shares          Number of
         Name of                  of Class A          Shares of Class          Number of Shares
   Management Investor           Common Stock            A Common                of Series A
                                (non-Incentive            Stock                 Preferred Stock
                                    Shares)             (Incentive
                                                          Shares)
-------------------------    -------------------    -----------------         -------------------

                                   EXHIBIT A

                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                     GREAT LAKES DREDGE & DOCK CORPORATION

                                   EXHIBIT B

                                RESTATED BYLAWS
                                      OF
                     GREAT LAKES DREDGE & DOCK CORPORATION

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT